Advisors Disciplined Trust 2097

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for Energy Opportunities Portfolio, Series 2021-4 will no longer include shares of Gazprom Neft PJSC (Ticker: GZPFY).

Supplement Dated: March 1, 2022